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                                                                   EXHIBIT 4.3

                            CERTIFICATE OF TRUST
                                     OF
                             IUB CAPITAL TRUST


    THIS CERTIFICATE OF TRUST OF IUB CAPITAL TRUST (the "Trust"), dated as of November 10, 1997, is being duly executed and filed by WILMINGTON TRUST COMPANY, a Delaware banking corporation, and ROBERT E. HOPTRY, JAY B. FAGER and DARYL R. TRESSLER, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

    1.    NAME. The name of the business trust formed hereby is IUB Capital
Trust.

    2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

    3. EFFECTIVE DATE. This Certificate of Trust shall be effective on November 14, 1997.

    IN WITNESS WHEREOF, each of the undersigned, being a trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                                         WILMINGTON TRUST COMPANY, as trustee

                                  By: /s/ Patricia A. Evans
                                      ---------------------------------

                                  Name: Patricia A. Evans
                                        -------------------------------


                                 Title:  Financial Services Officer
                                         ------------------------------


                                  /s/ Robert E. Hoptry
                                  ---------------------------------
                                  Robert E. Hoptry, as trustee


                                  /s/ Jay B. Fager
                                  ---------------------------------
                                  Jay B. Fager, as trustee


                                  /s/ Daryl R. Tressler
                                  ---------------------------------
                                  Daryl R. Tressler, as trustee